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                                 EXHIBIT 16.(14)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



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                                 EXHIBIT 16.(14)





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




     We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated December 18, 2003, relating to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report of the IDEX Mutual Funds, which is also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights for Acquiring Fund" in such Registration Statement.




PricewaterhouseCoopers LLP
Tampa, Florida

February 6, 2004






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